Financial assets and liabilities - Movement in net debt (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Financial assets and liabilities
Net (increase)/decrease) in cash and cash equivalents per consolidated statements of cash flows	$ (653)	$ (84)
Decrease in net borrowings and derivative financial instruments	1,024	(2,050)
Decease in net debt	371	(2,134)
Net debt, beginning balance	5,328	7,462
Net debt, ending balance	5,699	5,328	$ 7,462
Proceeds from borrowings	4,068	1,806	110
Repayments of borrowings	3,261	4,088	442
Increase (decrease) in lease obligations		300
Fair value gain (loss) on derivative financial instruments used to hedge foreign currency and interest rate risk	100	100
Gain (loss) on foreign exchange on borrowings	(200)	(100)
Increase (decrease) in cash and cash equivalents before effect of exchange rate changes	$ 653	$ 104	$ (241)